                                                                    EXHIBIT 99.9

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                        $  727,917.19
Available Funds:
        Contract Payments due and received in this period                                                  6,385,801.84
        Contract Payments due in prior period(s) and received in this period                                 710,135.55
        Contract Payments received in this period for next period                                            390,301.25
        Sales, Use and Property Tax, Maintenance, Late Charges                                               163,078.22
        Prepayment Amounts related to early termination in this period                                       296,535.05
        Servicer Advance                                                                                           0.00
        Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
        Transfer from Reserve Account                                                                         12,228.73
        Interest earned on Collection Account                                                                  9,434.64
        Interest earned on SPG Account                                                                         3,634.24
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
         Predecessor contract)                                                                                     0.00
        Due from Bank of America Derivative Settlement                                                             0.00
        Any other amounts                                                                                          0.00

                                                                                                          -------------
Total Available Funds                                                                                      8,699,066.71
Less: Amounts to be Retained in Collection Account                                                           991,653.30
                                                                                                          -------------
AMOUNT TO BE DISTRIBUTED                                                                                   7,707,413.41
                                                                                                          =============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A

                          Discounted                                        Discounted
       Lease #           Present Value                 Lease #             Present Value
   -------------------   -------------          ----------------------     -------------
#* 7006253-001 (09/03)       32,381.72          #* 3571-001 (01/04)        1,765,109.31
#* 7004897-001 (10/03)       41,273.43          #* 3661-001 (01/04)        1,053,724.80
#* 7007647-001 (10/03)       23,184.65          #* 3712-001 (01/04)          926,602.56
#* 7007167-001 (11/03)       15,268.20          #* 3712-002 (01/04)           85,598.38
#* 7007778-001 (11/03)       13,533.17          #* 3753-001 (01/04)        3,059,778.42
#* 3755-002 (12/03)         828,878.87          #* 3753-002 (01/04)        3,059,778.42
#* 10357-001 (12/03)          3,025.37          #* 3755-001 (01/04)        3,040,805.59
#* 2014615-001 (12/03)       57,286.03          #* 3779-002 (01/04)          232,348.54
#* 7004314-002 (12/03)       20,254.59          #* 3779-003 (01/04)           20,395.78
#* 7004613-001 (12/03)       10,689.28          #* 7005074-001 (01/04)        25,798.82
#* 7004879-003 (12/03)       50,743.95          #* 7005395-001 (01/04)        71,027.16
#* 7005331-001 (12/03)       47,709.65          #* 7005395-002 (01/04)        61,914.05
#* 2987-007 (01/04)          42,505.10          #* 7005597-001 (01/04)         5,670.39
#* 3532-001 (01/04)       1,374,966.83          #* 7005908-001 (01/04)        72,793.85
#* 3532-002 (01/04)         349,373.00          #* 7008244-001 (01/04)        51,602.14
#* 3539-005 (01/04)         188,607.98          #* 7008899-001 (01/04)        77,115.80
                                                   ------------------
                                        Totals:    $    16,709,745.83

   POOL B

                          Discounted                                        Discounted
       Lease #           Present Value                 Lease #             Present Value
   -------------------   -------------             -------------------     -------------
#* 7005508-001 (09/03)        2,203.83
#* 2923-001 (10/03)       1,394,835.91
#* 3145-003 (10/03)         469,198.35
#* 2922-003 (11/03)       1,299,707.61
#* 3720-001 (11/03)       1,402,991.41
#* 2005714-001 (11/03)       11,831.20
#* 2095-101 (01/04)         815,962.41
#* 2337-101 (01/04)         921,457.53
#* 3521-001 (01/04)       1,088,953.49
#* 3693-001 (01/04)       2,428,539.93
#* 3699-001 (01/04)       2,299,201.22
#* 2004116-005 (01/04)        4,025.08
                                                   ---------------
                                        Totals:    $ 12,138,907.97

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS              $ 28,848,653.80
   b) ADCB AT CLOSING DATE                                                 $453,679,762.28
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                    6.36%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

XVI. POOL PERFORMANCE MEASUREMENTS

1.                          AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
This Month                         62,619,524.00   This Month                       360,323,426.80
1 Month Prior                      78,507,414.59   1 Month Prior                    390,831,000.35
2 Months Prior                     52,637,965.39   2 Months Prior                   399,699,279.63

Total                             193,764,903.98   Total                          1,150,853,706.78

a) 3 Month Average                 64,588,301.33   b) 3 Month Average               383,617,902.26

c) a/b                                     16.84%

2.  Does a Delinquency Condition Exist (1c > 6% )?                                                       Yes  X    No
                                                                                                            -----     -----

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                                Yes  X    No
                                                                                                            -----     -----

    B. An Indenture Event of Default has occurred and is then continuing?                                Yes       No
                                                                                                            -----     -----

4.  Has a Servicer Event of Default occurred?                                                            Yes       No
                                                                                                            -----     -----
5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                                     Yes  X    No
                                                                                                            -----     -----
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
       not remedied within 90 days?                                                                      Yes       No
                                                                                                            -----     -----
    C. As of any Determination date, the sum of all defaulted contracts since the Closing date
       exceeds 6% of the ADCB on the Closing Date?                                                       Yes  X    No
                                                                                                            -----     -----

6. Aggregate Discounted Contract Balance at Closing Date
                                                                        Balance $453,679,762.28
                                                                                ---------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                    TOTAL            % of Total
                            A.D.C.B.               A.D.C.B.           A.D.C.B.
                            --------               --------           --------
30 Days Overdue          33,497,948.43         360,323,426.80          9.297%
60 Days Overdue          22,534,114.57         360,323,426.80          6.254%
90 Days Overdue           8,880,119.27         360,323,426.80          2.464%
120 Days Overdue         27,449,208.77         360,323,426.80          7.618%
150 Days Overdue         26,290,195.96         360,323,426.80          7.296%
180 Days Overdue                  0.00         360,323,426.80          0.000%